EXHIBIT 10.78

CERTAIN IDENTIFIED INFORMATION MARKED BY [*] HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE OF INFORMATION THAT THE REGISTRANT BOTH CUSTOMARILY AND ACTUALLY TREATS AS PRIVATE AND CONFIDENTIAL.

AMENDMENT N° 19

TO THE

A350 FAMILY PURCHASE AGREEMENT

BETWEEN

AIRBUS S.A.S.

as Seller

and

AIR LEASE CORPORATION

As Buyer

Amendment Nº19 to the ALC A350 Family PA
Ref. CLC – CT2209033	Page 1/6

AMENDMENT N° 19 TO THE
A350 FAMILY PURCHASE AGREEMENT

This amendment N°19 (the “Amendment N°19”) dated 12 October 2023 is made

BETWEEN:

AIRBUS S.A.S., a société par actions simplifiée, created and existing under French law having its registered office at 2, rond-point Emile Dewoitine, 31700 Blagnac, France (the "Seller"),

and

AIR LEASE CORPORATION, a corporation organised and existing under the laws of the State of Delaware, U.S.A., having its principal place of business at 2000 Avenue of the Stars, Suite 1000N, Los Angeles, California 90067, U.S.A. (the “Buyer”).

The Buyer and Seller together are referred to as the “Parties” and individually as a “Party”.

WHEREAS:

A.The Buyer and the Seller have signed a purchase agreement with reference CLC-CT1103521 on 01 February 2013 for the manufacture and sale by the Seller and purchase by the Buyer of twenty-five (25) firm A350 Family aircraft hereinafter together with its Exhibits and Letter Agreements referred to as the “Purchase Agreement”.

B.On 03 March 2015, the Buyer and the Seller entered into an Amendment N°1 to the Purchase Agreement to modify the terms and conditions with respect to certain A350XWB Family Aircraft.

C.On 03 March 2015, the Buyer and the Seller entered into an Amendment N°2 to the Purchase Agreement in order to, among other things, provide for the manufacture and sale by the Seller and purchase by the Buyer of one (1) incremental A350-900 Aircraft.

D.On 08 September 2015, the Buyer and the Seller entered into an Amendment N°3 to the Purchase Agreement for (i) the manufacture and sale by the Seller and purchase by the Buyer of two (2) incremental A350-900 Aircraft and (ii) [*].

E.On 14 April 2016, the Buyer and the Seller entered into an Amendment N°4 to the Purchase Agreement in order to (i) provide the terms by which the Seller shall manufacture and sell and the Buyer shall purchase one (1) incremental A350-900 Aircraft, and (ii) [*].

F.On 25 May 2016, the Buyer and the Seller entered into an Amendment N°5 to the Purchase Agreement in order to [*].

G.On 18 July 2016, the Buyer and the Seller entered into an Amendment N°6 to the Purchase Agreement in order to, among other things, (i) address specifications issues for both A350-900 Aircraft and A350-1000 Aircraft, (ii) [*] and (iii) [*].

H.On 31 July 2017, the Buyer and the Seller entered into an Amendment N°7 to the Purchase Agreement in order to [*].

I.On 27 December 2017, the Buyer and the Seller entered into an Amendment N°8 to the Purchase Agreement in order to [*].

J.On 01 June 2018, the Buyer and the Seller entered into an Amendment N°9 to the Purchase Agreement in order to [*].

K.On 31 December 2018, the Buyer and the Seller agreed to [*].

Amendment Nº19 to the ALC A350 Family PA
Ref. CLC – CT2209033	Page 2/6

L.[*], the Buyer and the Seller have entered into an amendment N° 5 to the A330 Agreement dated as of 31 December 2018 to provide for [*].

M.On 31 December 2018, the Buyer and the Seller entered into an Amendment N°10 to the Purchase Agreement in order to, among other things, (i) provide the terms under which the Seller shall manufacture and sell and the Buyer shall purchase three (3) incremental A350-900 aircraft and one (1) A350-1000 aircraft and (ii) [*].

N.On 26 April 2019, the Buyer and the Seller entered into an Amendment and Restatement Agreement of Letter Agreement N°1 to Amendment N°10 in order to cancel and replace Clause 4 of the Original Letter Agreement.

O.On 15 May 2019, the Buyer and the Seller entered into an Amendment N°11 in order to [*].

P.On 20 December 2019, the Buyer and the Seller entered into an Amendment N°12 in order to (i) provide the terms under which the Seller shall manufacture and sell and the Buyer shall purchase one (1) incremental A350-900 aircraft, [*].

Q.On 21 February 2020, the Buyer and the Seller entered into an Amendment N°13 in order to [*].

R.On 30 June 2020, the Buyer and the Seller entered into an Amendment N°14 in order to [*].

S.On 31 August 2020, the Buyer and the Seller entered into an Amendment N°15 in order to [*].

T.On 29 October 2021, the Buyer and the Seller entered into an Amendment N°16 in order to [*].

U.On 20 December 2021, the Buyer and the Seller entered into an Amendment N°17 in order to (i) provide the terms by which the Seller shall manufacture and sell and the Buyer shall purchase seven (7) A350 Freighter aircraft, (ii) [*], and (iii) [*].

V.On 11 January 2022, the Buyer and the Seller entered into an Amendment N°18 in order to [*].

The Purchase Agreement as amended and supplemented pursuant to the foregoing being referred to as the “Agreement”.

W.The Parties now wish to enter into this Amendment N°19 in order to, among other things, [*].

    The terms “herein”, “hereof” and “hereunder” and words of similar import refer to this Amendment N°19. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned thereto in the Agreement.

NOW IT IS HEREBY AGREED AS FOLLOWS:

Amendment Nº19 to the ALC A350 Family PA
Ref. CLC – CT2209033	Page 3/6

1[*]

2DELIVERY SCHEDULE

By virtue of the changes contemplated in clause 1.2 above, the table in Clause 9.1 of the Agreement, as amended from time to time, is hereby deleted in its entirety and replaced by the table set forth in Appendix 1 hereto.

3[*]

4INCONSISTENCY AND CONFIDENTIALITY

4.1In the event of any inconsistency between the terms and conditions of the Agreement and those of this Amendment N°19, the latter shall prevail to the extent of such inconsistency, whereas the part of the Agreement not concerned by such inconsistency shall remain in full force and effect.

4.2This Amendment N°19 reflects the understandings, commitments, agreements, representations and negotiations related to the matters set forth herein whatsoever, oral and written, and may not be varied except by an instrument in writing of even date herewith or subsequent hereto executed by the duly authorised representatives of both Parties.

4.3This Amendment N°19 shall be treated by both Parties as confidential and shall not be released in whole or in part to any third party without the prior consent of the other Party except as may be required by law, or to professional advisors for the implementation hereof.

5COUNTERPARTS

This Amendment N°19 may be executed by the Parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

6LAW AND JURISDICTION

This Amendment N°19 will be governed by and construed and the performance thereof will be determined in accordance with the laws of the State of New York, without giving effect to its conflicts of laws provisions that would result in the application of the law of any other jurisdiction.

The other provisions of Clause 22.6 of the Purchase Agreement shall apply to this Amendment N°19 as if the same were set out in full herein, mutatis mutandis.

Amendment Nº19 to the ALC A350 Family PA
Ref. CLC – CT2209033	Page 4/6

IN WITNESS WHEREOF this Amendment N°19 was entered into the day and year first above written.

For and on behalf of	For and on behalf of

AIR LEASE CORPORATION	AIRBUS S.A.S.

/s/ Grant Levy	/s/ Benoît de Saint Exupéry

By: /s/ Grant Levy	By: /s/ Benoît de Saint-Exupéry

Its: Executive Vice President	Its: Executive Vice President, Contracts

Amendment Nº19 to the ALC A350 Family PA
Ref. CLC – CT2209033	Page 5/6

APPENDIX 1
Delivery Schedule

CAC ID	Aircraft Rank	Scheduled Delivery Month / Scheduled Delivery Period	Aircraft Type
[*]	[*]	[*]-17	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]

Amendment Nº19 to the ALC A350 Family PA
Ref. CLC – CT2209033	Page 6/6

LETTER AGREEMENT N° 1

AIR LEASE CORPORATION
2000 Avenue of the Stars, Suite 1000N
Los Angeles, California 90067, U.S.A.
October 12, 2023

Subject : SPECIFIC PROVISIONS

AIR LEASE CORPORATION (the “Buyer") and AIRBUS S.A.S. (the “Seller") have entered into an Amendment N°19 dated even date herewith (the “Amendment”) to the A350XWB Family Purchase Agreement dated as of 01 February 2013 (the “Agreement”), [*]. The Buyer and the Seller have agreed to set forth in this Letter Agreement N°1 to the Amendment (the “Letter Agreement”) certain additional terms and conditions regarding certain Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement and the Amendment.

The Parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, non-severable part of the Amendment, that the provisions of the Amendment are hereby incorporated herein by reference, and that if the Agreement, the Amendment and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement shall govern.

Amendment Nº19 to the ALC A350 Family PA – Letter Agreement N°1
Ref. CLC - CT2209033	Page 1/3

LETTER AGREEMENT N° 1

1SPECIFIC PROVISIONS FOR [*] AIRCRAFT

2[*]

3ASSIGNMENT

The provisions of Clause 21 of the Agreement shall apply to this Letter Agreement as if the same were set out in full herein, mutatis mutandis.

4LAW AND JURISDICTION

This Letter Agreement will be governed by and construed and the performance thereof will be determined in accordance with the laws of the State of New York, without giving effect to its conflicts of laws provisions that would result in the application of the law of any other jurisdiction.

The other provisions of Clause 22.6 of the Purchase Agreement shall apply to this Letter Agreement as if the same were set out in full herein, mutatis mutandis.

Amendment Nº19 to the ALC A350 Family PA – Letter Agreement N°1
Ref. CLC - CT2209033	Page 2/3

LETTER AGREEMENT N° 1
If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

For and on behalf of	For and on behalf of

AIR LEASE CORPORATION	AIRBUS S.A.S.

By: /s/ Grant Levy	By: /s/ Benoît de Saint-Exupéry

Its: Executive Vice President	Its: Executive Vice President, Contracts

Amendment Nº19 to the ALC A350 Family PA – Letter Agreement N°1
Ref. CLC - CT2209033	Page 3/3